Exhibit 10.3
IR BioSciences Holdings, Inc.

Bonus Stock Grant Notice

2003 Stock Option, Deferred Stock, Restricted Stock and Bonus Stock Plan

IR BioSciences Holdings, Inc. (the “Company”), pursuant to its 2003 Stock Option, Deferred Stock, Restricted Stock and Bonus Stock Plan (the “Plan”), hereby grants to Participant an Award of Bonus Stock of the number of shares of the Company’s Common Stock set forth below.  This Award is subject to all of the terms and conditions as set forth herein and in the Bonus Stock Award Agreement, Questions and Answers about the 2003 Stock Option, Deferred Stock, Restricted Stock and Bonus Stock Plan and the Plan, all of which are attached hereto and incorporated herein in their entirety.

Participant:                                                      _____________
Date of Grant:                                                  _____________
Vesting Commencement Date:                     _____________
Number of Shares Subject to Award:          _____________
Expiration Date:                                               _____________

Type of Grant:	❒ Bonus Stock Award

Vesting Schedule:	_________________________________________________________________________.

Additional Terms/Acknowledgements:  The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Bonus Stock Award Agreement, and the Plan.  Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Bonus Stock Award Agreement, and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements, restrictions and limitations only:

Other Agreements, Restrictions and Limitations:
 ___________________________________________________________________________________________.

IR BioSciences Holdings, Inc.                                                                       Participant:

By:
Signature	Signature
Title:	Date Received:

Attachments:  Bonus Stock Award Agreement, Questions and Answers about the 2003 Stock Option, Deferred Stock, Restricted Stock and Bonus Stock Plan, and the 2003 Stock Option, Deferred Stock, Restricted Stock and Bonus Stock Plan.